Exhibit 10.13

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     This SERIES C PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of this 28th day of December, 2000 by and between Sports Group International, Inc., a Florida corporation (the "Company"), and Rilwala Group, Inc., an Illinois corporation (the "Investor").

                                   WITNESSETH:

     WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, shares of the Company's newly authorized Series C Preferred Stock on the terms and conditions set forth in this Agreement;

              NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. AGREEMENT TO PURCHASE AND SELL STOCK. The Company agrees to sell to the Investor at the Closing, and the Investor agrees to purchase from the Company at the Closing, 160,000 shares of Series C Preferred Stock ("Purchased Shares") at a price of $10.00 per share. The shares of the Company's Common Stock issuable upon the conversion of the Purchased Shares will be hereinafter referred to as the "Conversion Shares." The exact terms and features of the Company's Series C Preferred Stock are set forth in detail in the Amendment to the Company's Articles of Incorporation attached hereto as Exhibit "A."

     2. CLOSING. The purchase and sale of the Purchased Shares will take place at the corporate offices of Sports Group International, Inc. at 4:00 p.m. Pacific Time, on December 28, 2000, or at such other time and place on which the Company and the Investor mutually agree (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Investor shall deliver to the Company $1,600,000 by cashiers check or other certified funds (the "Consideration"). The Purchased Shares shall be delivered to Investor as soon as commercially practicable after the amendment to the Company's Articles of Incorporation attached hereto as Exhibit "A" is filed with the Florida Secretary of State designating the Series C Preferred shares and detailing their specific terms.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that the statements in the following paragraphs of this Section 3 are true and correct:

          3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company and each of its subsidiaries is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted and to enter into and perform this Agreement and to carry out the

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transactions contemplated by this Agreement. The Company has attached hereto as
Exhibit "C" its Amended and Restated Articles of Incorporation (before taking into account the Article of Amendment) and Bylaws, each as amended to date and presently in effect. The Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction where the nature of its activities or of its owned or leased properties makes such qualification, licensing or domestication necessary.

          3.2 SUBSIDIARIES. The Company owns and franchises the following four concepts through the subsidiary listed in parenthesis after each individual concept: (i) Frullati Cafe & Bakery (Selman Systems, Inc.); (ii) Surf City Squeeze (Surf City Squeeze Acquisition Corp. II); (iii) Rollerz (Rollerz Franchise Systems, L.L.C.); and (iv) Tahi Mana (Tahi Mana, L.L.C.). Except for Selman Systems, Inc. and its wholly owned subsidiaries, Surf City Squeeze Acquisition Corp. II and its wholly owned subsidiaries, Rollerz Franchise Systems, L.L.C., and Tahi Mana, L.L.C., the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

          3.3 AUTHORIZATION. Except for the filing of the Articles of Amendment with the Florida Secretary of State attached hereto as Exhibit "A" (the "Article of Amendment"), all corporate action on the part of the Company, its officers, directors and shareholders, necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the issuance and delivery of the Purchased Shares and the Conversion Shares has been taken or will be taken prior to the Closing, and this Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

          3.4 VALID ISSUANCE OF STOCK.

               (a) The Purchased Shares have been reserved for issuance and, when issued, sold and delivered in accordance with the terms of this Agreement for the Consideration provided for herein, will be duly and validly issued, fully paid and nonassessable and will be free of any liens. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Articles of Amendment and the Company's Restated Articles of Incorporation, will be duly and validly issued, fully paid and nonassessable and will be free of any liens.

               (b) Based in part on the representations made by the Investor in
Section 4 hereof, the Purchased Shares (assuming no change in applicable law and no unlawful distribution of Purchased Shares by the Investor or other parties), and the Conversion Shares, when issued in accordance with the terms of the Restated Articles of Incorporation, will be issued in full compliance with the registration and prospectus delivery requirements of the United States

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Securities Act of 1933, as amended (the "1933 Act"), and the registration and qualification requirements of the securities laws of the states of Illinois and Arizona (provided that, with respect to the Conversion Shares, no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon the conversion of the Purchased Shares, and no additional consideration is paid for the Conversion Shares other than surrender of the applicable Purchased Shares upon conversion thereof in accordance with the Article of Amendment and the Company's Restated Articles of Incorporation).

          3.5 CAPITALIZATION. Immediately prior to the Closing, the capitalization of the Company will consist of the following:

               (a) PREFERRED STOCK. A total of 2,000,000 authorized shares of preferred stock, $.001 par value per share (the "Preferred Stock"), consisting of 575,000 shares designated as Series A Preferred Stock and currently issued and outstanding, and 650,000 shares designated as Series B Preferred Stock and currently issued and outstanding. The rights, preferences and privileges of the Series A Preferred Stock and Series B Preferred Stock will be as stated in the Company's Restated Articles of Incorporation and as provided by law.

               (b) COMMON STOCK. A total of 100,000,000 authorized shares of common stock, no par value per share (the "Common Stock"), of which 10,710,050 shares are issued and outstanding.

               (c) OPTIONS, WARRANTS, RESERVED SHARES. Except for: (i) the conversion privileges of the Series A Preferred Stock; (ii) the conversion privileges of the Series B Preferred Stock; (iii) the conversion privileges of the Series C Preferred Stock; (iv) a warrant for 1,000,000 shares of the Company's common stock exerciseable at $0.40 per share held by the holder of 100% of the Company's Series B Preferred Stock; and (v) 1,510,000 outstanding options granted to various employees of the Company to purchase the Company's common shares at prices ranging from $0.50 to $1.00 per share pursuant to the Company's 1999 Stock Option Plan , there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Apart from the exceptions noted in this Section 3.5(c), no shares of the Company's outstanding capital stock, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person or entity) pursuant to any agreement or commitment of the Company.

          3.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement.

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          3.7 INDEBTEDNESS. The Company has no Indebtedness for Borrowed Money
(as hereinafter defined) except as disclosed on the Balance Sheet (as hereinafter defined).

          3.8 FINANCIAL STATEMENTS. Attached as Exhibit "B" to this Agreement are the following (a) the Company's unaudited balance sheet (the "Balance Sheet") as of September 30, 2000 (the "Balance Sheet Date"); (b) the Company's unaudited statement of operations for the nine months and three months ended September 30, 2000 and September 30, 1999; and (c) the Company's statement of cash flows for the nine months ended September 30, 2000 and September 30, 1999. These financial statements (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the Balance Sheet Date and other dates therein specified and the results of its operations for the periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods.

          3.9 INSURANCE COVERAGE. There is in full force and effect one or more policies of insurance issued by insurers of recognized responsibility, insuring the Company and its properties and business against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in the same or similar business and similarly situated. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will be unable to renew its existing insurance coverage upon terms at least as favorable as those presently in effect, other than possible increases in premiums that do not result from any act or omission of the Company.

          3.10 LITIGATION. To the best of the Company's knowledge, there is no action, suit, proceeding, government inquiry or investigation pending or currently threatened against the Company or any of its subsidiaries that questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. Except for ordinary and routine litigation involving the Company and/or its subsidiaries that is incidental to its operations, there is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          3.11 INTELLECTUAL PROPERTY. To the best of the Company's knowledge, the business conducted or proposed by the Company and its subsidiaries does not and will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other intellectual property rights of any other person or entity and the Company has not received any communications alleging such infringement or violation.

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          3.12 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under the Company's Restated Articles of Incorporation (after taking into account the Article of Amendment attached hereto as Exhibit "A") or the Company's Bylaws or any mortgage, instrument, judgment, order, writ, decree or contract to which the Company is party or by which it is bound.

          3.13 REGISTRATION RIGHTS. Except for the registration rights granted to the holders of the Series A and B Preferred Stock of the Company as set forth in each respective share purchase agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any other person or entity.

     4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Company that the statements in the following paragraphs of this Section 4 are true and correct:

          4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Investor has all requisite power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement.

          4.2 AUTHORIZATION. All action on the part of the Investor necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Investor hereunder has been taken or will be taken prior to the Closing, and this Agreement has been duly executed and delivered by the Investor and constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

          4.3 PURCHASE FOR OWN ACCOUNT. The Purchased Shares to be purchased by the Investor hereunder will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares.

          4.4 ACCREDITED THE INVESTOR STATUS. The Investor and its five principals are each an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

          4.5 RESTRICTED SECURITIES. The Investor understands that the Purchased Shares or the Conversion Shares are characterized as "restricted securities"

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under the 1933 Act in as much as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 of the Securities Act of 1933, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act in general. The Investor understands that the Company is under no obligation to register any of the securities sold hereunder.

          4.6 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Purchased Shares or the Conversion Shares unless and until:

               (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b) (i) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) the Investor shall have furnished the Company at the Investor's expense of an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

     Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Purchased Shares or Conversion Shares in compliance with Rule 144 of the Securities Act of 1933, or (ii) for any transfer of Purchased Shares or Conversion Shares by gift, will or intestate succession to the spouse or lineal descendants or ancestors of any of the five principals of Investor or any trust for any of the foregoing; provided that in each of the foregoing cases, the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if the transferee were an original party hereunder.

          4.7 LEGENDS. It is understood that the certificates evidencing the Purchased Shares, and the Conversion Shares will bear the legends set forth below:

               (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

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               (b) Any legend required by the laws of the state of Illinois, including any legend required by Section 6.35 of the Illinois Business Corporation Act of 1983; any legend required by the laws of the state of Arizona, including any legends required by Section 10-625 of The Securities Act of Arizona; or any other state securities laws, including, with respect to the Purchased Shares, a legend substantially in the form of the following:

THE SHARES EVIDENCED BY THIS CERTIFICATE ARE CONVERTIBLE INTO SHARES OF COMMON STOCK OF THE COMPANY AT THE OPTION OF THE HOLDER AT ANY TIME PRIOR TO AUTOMATIC CONVERSION THEREOF. A COPY OF SUCH ARTICLES OF INCORPORATION MAY BE OBTAINED, WITHOUT CHARGE, AT THE COMPANY'S PRINCIPAL OFFICE.

     5. CONDITIONS TO THE INVESTORS' OBLIGATIONS AT CLOSING. The obligations of the Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

          5.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          5.2 ARTICLE OF AMENDMENT APPROVED. The Article of Amendment shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and shareholders. .

          5.3 CORPORATE RESOLUTION. The Company shall have delivered to the
Investor:

               (a) The Article of Amendment to filed with the Florida Secretary of State of Florida as soon as commercially practicable after the Closing;

               (b) Bylaws of the Company; and

               (c) Resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby and reserving appropriate numbers of shares of capital stock.

          5.4 SECURITIES EXEMPTIONS. The offer and sale of the Purchased Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirements of the Illinois Business Corporations Act of 1983 and The Securities Act of Arizona (collectively, the "Law") and the registration and/or qualification requirements of all other applicable state securities laws.

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     6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by the
Investor:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 4 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2 PAYMENT OF CONSIDERATION. The Investor shall have delivered to the Company by cashiers check or other certified funds the Consideration for the Purchased Shares in accordance with the provisions of Section 2.

          6.3 SECURITIES EXEMPTIONS. The offer and sale of the Purchased Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirements of the Law, and the registration and/or qualification requirements of all other applicable state securities laws.

     7. REGISTRATION RIGHTS. No registration or similar rights for the Purchased Shares or Conversion Shares are granted by the Company to Investor under this Agreement.

     8. MISCELLANEOUS.

          8.1 SURVIVAL OF WARRANTIES. The representations, warranties and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          8.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

          8.3 GOVERNING LAW. This Agreement shall be governed by and construed under the substantive laws of the State of Arizona, without reference to principles of conflict of laws or choice of law.

          8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and/or by facsimile with original signatures to follow, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5 HEADINGS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

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          8.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as any party or the Company may designate by giving ten (10) days advance written notice to all other parties.

          To the Company:      Mr. Kevin Blackwell
                               Sports Group International, Inc.
                               7730 East Greenway Road, Suite 104
                               Scottsdale, AZ 85260
                               Phone: (480) 443-0200
                               Facsimile: (480) 443-1972

          To Investor:         Mr. Haresh Shah
                               Rilwala Group, Inc.
                               9238 Normandy
                               Morton Grove, IL  60053
                               Phone: (847) 651-4250
                               Facsimile: (847) 965-4250

          8.7 NO FINDER'S FEES. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          8.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Purchased Shares and/or Conversion Shares at the time outstanding, each future holder of such securities, and the Company.

          8.9 EXPENSES. The Company and the Investor shall each pay their own fees and expenses incurred in entering into this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

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          8.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          8.11 ENTIRE AGREEMENT. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

          8.12 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

"COMPANY"                               SPORTS GROUP INTERNATIONAL, INC.

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"INVESTOR"                              RILWALA GROUP, INC.

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